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                                                                    EXHIBIT 23-D

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the inclusion in this Pre-effective Amendment No. 1 to Registration Statement No. 333-64195 of Chrysler Corporation on Form S-3, of our report dated January 22, 1998, appearing in the Prospectus which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


Deloitte & Touche LLP
Detroit, Michigan
October 16, 1998